SCHEDULE 1.01

Schedule 1.01

Guarantors

Foot Locker Stores, Inc.
Robby’s Sporting Goods, Inc.
Team Edition Apparel, Inc.
Foot Locker Corporate Services, Inc.
Foot Locker Holdings, Inc.
Foot Locker Retail, Inc.
FL Retail Operations LLC
FL Specialty Operations LLC
Foot Locker Sourcing, Inc.
Foot Locker Specialty, Inc.
FL Europe Holdings, Inc.
Foot Locker Operations, LLC
FL Canada Holdings, Inc.
Foot Locker Asia, Inc.
FL Corporate NY, LLC
FL Retail NY, LLC
FL Specialty NY, LLC
Foot Locker Card Services LLC

SCHEDULE 1.02

Schedule 1.02

Immaterial Subsidiaries

Name	State or Other Jurisdiction of Incorporation

Foot Locker China, Inc.	Delaware
FLE Management B.V.	Netherlands
Foot Locker Europe.com B.V.	Netherlands
Foot Locker Japan, Inc.	Delaware
Foot Locker Retail New York, Inc.	Delaware
Foot Locker Specialty New York, Inc.	Delaware
Foot Locker (Thailand) Co., Ltd.	Thailand
Foot Locker Realty Europe Limited	U.K.
Kids Mart, Inc.	Florida
Kids Mart, Inc.	Delaware
Little Folk Shop Inc.	Delaware
Randy River, Inc.	Delaware
Custom Cut, Inc.	Delaware
RX Place, Inc.	Delaware
Specialty Times, Inc.	Delaware
Venator Group Administration, Inc.	Delaware
AB Specialty, Inc.	Delaware
Barclay Park and Church Advertising Inc.	Delaware
Checklot Service Center, Inc.	Delaware
Frame Scene, Inc.	Delaware
Herald Square Stationers, Inc.	Delaware
Lamston 37-33/45 Seventy-Fourth Street Corp.	New York
Lamston 69-73/5 Grand Avenue Corp.	New York
Lamston 1279 Third Avenue Corp.	New York
Red Grille of Hawaii, Inc.	Delaware
Red Grille of Louisiana, Inc.	Delaware
Trade Center Realty, Inc.	Delaware
Woolco Fashionwear Corp.	Delaware
Woolco Inc.	Delaware
233 Broadway, Inc.	New York
340 Supply Co.	Pennsylvania
Venator Group Franchises LLC	Delaware
Rosedale Accessory Lady, Inc.	Minnesota
Accessory Lady, Inc.	Texas
Atlanta Southlake Accessory Lady, Inc.	Georgia
Beachwood Accessory Lady, Inc.	Ohio
Brea Accessory Lady, Inc.	California
Bridgewater Commons Accessory Lady, Inc.	New Jersey
Buckland Hills Accessory Lady, Inc.	Connecticut
Cherry Hill Accessory Lady, Inc.	New Jersey
Chesterfield Accessory Lady, Inc.	Virginia
Chicago Accessory Lady, Inc.	Illinois
Copley Place Accessory Lady, Inc.	Massachusetts

Name	State or Other Jurisdiction of Incorporation

Colonie Center Accessory Lady, Inc.	New York
Crabtree Mall Accessory Lady, Inc.	North Carolina
Dadeland Center Accessory Lady, Inc.	Florida
Delamo Accessory Lady, Inc.	California
Fashion Valley Accessory Lady, Inc.	California
Four Seasons Accessory Lady, Inc.	North Carolina
Fox Valley Accessory Lady, Inc.	Illinois
Garden State Accessory Lady, Inc.	New Jersey
The Gardens Accessory Lady, Inc.	Florida
Glendale Accessory Lady, Inc.	California
Grand Avenue Accessory Lady, Inc.	Wisconsin
Hanes Mall Accessory Lady, Inc.	North Carolina
Hawthorne Center (IL.) Accessory Lady, Inc.	Illinois
Lakeside Accessory Lady, Inc.	Louisiana
Mainplace Accessory Lady, Inc.	California
Mall Del Norte Accessory Lady, Inc.	Texas
McAllen Accessory Lady, Inc.	Texas
Penn Square Accessory Lady, Inc.	Oklahoma
Pentagon City Accessory Lady, Inc.	Virginia
Raceway Accessory Lady, Inc.	New Jersey
Randhurst Accessory Lady, Inc.	Illinois
Regency Square Accessory Lady, Inc.	Florida
Ridgedale Accessory Lady, Inc.	Minnesota
McLean Accessory Lady, Inc.	Virginia
Menlo Park Accessory Lady, Inc.	New Jersey
Montclair Accessory Lady, Inc.	California
Montgomery Accessory Lady, Inc.	Maryland
Northbrook Accessory Lady, Inc.	Illinois
North County Fair Accessory Lady, Inc.	California
Northridge Accessory Lady, Inc.	California
Oakbrook Center Accessory Lady, Inc.	Illinois
The Oaks Accessory Lady, Inc.	California
Orlando Accessory Lady, Inc.	Florida
Paradise Valley Accessory Lady, Inc.	Arizona
Palm Beach Mall Accessory Lady, Inc.	Florida
Paramus Park Accessory Lady, Inc.	New Jersey
The Parks Accessory Lady, Inc.	Texas
Riverside Hackensack Accessory Lady, Inc.	New Jersey
Roosevelt Field Accessory Lady, Inc.	New York
Scottsdale Accessory Lady, Inc.	Arizona
Southdale Accessory Lady, Inc.	Minnesota
St. Louis Galleria Accessory Lady, Inc.	Missouri
Stoneridge Accessory Lady, Inc.	California
Stonestown Accessory Lady, Inc.	California
Sunrise Boulevard (Fla.) Accessory Lady, Inc.	Florida
Sunvalley Accessory Lady, Inc.	California
Towson Accessory Lady, Inc.	Maryland
Tri-County Accessory Lady, Inc.	Ohio
Tysons Corner Accessory Lady, Inc.	Virginia

Name	State or Other Jurisdiction of Incorporation

Valley Fair Accessory Lady, Inc.	California
Willowbrook Accessory Lady, Inc.	New Jersey
Woodman Avenue Accessory Lady, Inc.	California
Armel, Inc.	Florida
Armel Acquisition, Inc.	Florida
Champs of Crossgates, Inc.	Florida
Champs of Holyoke, Inc.	Florida
Champs Sporting Goods of Esplanade, Inc.	Florida
Champs Sporting Goods, Inc.	Tennessee
Champs Sport Shops, Inc. of Maryville	Florida
Champs Sport Shops, Inc. of Cutler Ridge	Florida
Champs Sport Shops, Inc. of Broward	Florida
Champs Sport Shops of Daytona, Inc.	Florida
San Del of Jacksonville, Inc.	Florida
Champs Sport Shops, Inc. of 163rd Street	Florida
San Del, Inc. of Atlanta	Florida
Champs Four Seasons, Inc.	North Carolina
Joe Chichelo, Inc.	Florida
Champs Sport Shops, Inc.	Florida
Champs Sport Shops, Inc. of Aventura	Florida
Champs Sporting Goods of N.C., Inc.	North Carolina
Champs Sport Shops, Inc. of Miami International	Florida
Champs Sporting Goods, Inc.	Louisiana
Champs Sport Shops, Inc. of Omni	Florida
Champs Sport Shops, Inc. of Nashville	Florida
Champs Sport Shops, Inc. of Houston	Florida
Champs Sport Shops, Inc. of Fort Lauderdale	Florida
Sneakers Inc. of Greensboro	North Carolina
Sneakers Inc. of Knoxville	Tennessee
Sneakers Inc. of Daytona Beach	Florida
Champs of Maryland, Inc.	Florida
Champs of Virginia, Inc.	Florida
SneaKee Feet of Maryland, Inc.	Florida
SneaKee Feet of Montgomery Village, Inc.	Florida
SneaKee Feet of North Carolina, Inc.	Florida
Runner-Up of Orlando, Inc.	Florida
SneaKee Feet of Tampa, Inc.	Florida
SneaKee Feet, Inc.	Florida
Champs of Missouri, Inc.	Missouri
Champs Sport Shops of Maryland, Inc.	Maryland
Champs of Connecticut, Inc.	Connecticut
Champs Sport Shops of Massachusetts, Inc.	Massachusetts
Champs of Georgia, Inc.	Georgia
Champs of New Jersey, Inc.	New Jersey
Champs of Oklahoma, Inc.	Oklahoma
Champs of Tennessee, Inc.	Tennessee
SneaKee Feet of Washington Outlet Mall, Inc.	Florida
Foot Locker Atlantic City, LLC	Delaware
Menlo Trading Company	California

Name	State or Other Jurisdiction of Incorporation

Athletic Shoe Factory, Inc.	California
Janess Properties, Inc.	Delaware
Foot Locker Investments LLC	Delaware
Kinney Trading Corp.	New York
SFMB Specialty Corporation	California
Foot Locker Realty Corporation	New York
Foot Locker Pacific Holdings, Inc.	Delaware
Woolworth Holding S. de R.L. de C.V.	Mexico
Foot Locker de Mexico, S.A. de C.V.	Mexico
Distribuidora Foot Locker S.A. de C.V.	Mexico
3093459 Nova Scotia Limited	Nova Scotia
Foot Locker Europe CV LP, LLC	Delaware
FLE CV GP, LLC	Delaware
Venator Group Sourcing Taiwan LLC	Delaware
FL Corporate NY LLC	New York
Foot Locker Germany Management GmbH	Germany
Foot Locker (Shoes) Ltd.	Ireland
Foot Locker Istanbul Sports Wear Industry and Commerce LLP	Turkey
Foot Locker Dominican Republic, LLC	Delaware

SCHEDULE 2.01

Schedule 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage

Bank of America, N.A.	$55,000,000.00	27.5000%
JPMorgan Chase Bank, N.A.	$37,500,000.00	18.7500%
Wells Fargo Retail Finance, LLC	$37,500,000.00	18.7500%
U.S. Bank National Association	$30,000,000.00	15.0000%
Capital One Leverage Finance Corp.	$25,000,000.00	12.5000%
HSBC Business Credit (USA) Inc.	$15,000,000.00	7.5000%
TOTAL	$200,000,000.00	100.0000%

SCHEDULE 4.01

Schedule 4.01

Security Documents and other Loan Documents

Security Documents

1)	Security Agreement by and among the Collateral Agent and the Loan Parties (as Pledgors thereunder), together with all schedules and exhibits annexed thereto

2)	Pledged Securities (as defined in the Security Agreement) listed in Schedule III of the Security Agreement, accompanied by instruments of transfer duly executed in blank

3)	Instruments listed in Schedule IV of the Security Agreement, accompanied by instruments of transfer or assignment duly executed in blank

Other Loan Documents

1)	Facility Guaranty

2)	Due Diligence Certificate (as defined in the Security Agreement), together with all schedules annexed thereto

3)	That certain Post-Closing Letter by and among the Administrative Agent and the Loan Parties, together with all exhibits annexed thereto

SCHEDULE 5.01

Schedule 5.01

Loan Parties Organizational Information

Name	Type of Organization	Jurisdiction of Organization/ Formation	Organizational Identification Number	Federal Taxpayer Identification Number

Foot Locker, Inc.	corporation	New York	not issued	13-3513936

Foot Locker Stores, Inc.	corporation	Delaware	2203435	13-3533483

Robby’s Sporting Goods, Inc.	corporation	Florida	492970	59-1641036

Team Edition Apparel, Inc.	corporation	Florida	324141	59-1202727

Foot Locker Corporate Services, Inc.	corporation	Delaware	0861249	22-2223346

Foot Locker Holdings, Inc.	corporation	New York	not issued	13-2630755

Foot Locker Retail, Inc.	corporation	New York	not issued	13-1988404

FL Retail Operations LLC	limited liability company	New York	not issued	20-0991785

FL Specialty Operations LLC	limited liability company	New York	not issued	20-0991731

Foot Locker Sourcing, Inc.	corporation	Delaware	0837376	13-2936366

Foot Locker Specialty, Inc.	corporation	New York	not issued	13-5493340

FL Europe Holdings, Inc.	corporation	Delaware	3587453	57-1161169

Foot Locker Operations, LLC	limited liability company	Delaware	3365517	81-0584311

FL Canada Holdings, Inc.	corporation	Delaware	3469381	16-1625677

Name	Type of Organization	Jurisdiction of Organization/ Formation	Organizational Identification Number	Federal Taxpayer Identification Number

Foot Locker Asia, Inc.	corporation	Delaware	2354272	13-3741700

FL Corporate NY, LLC	limited liability company	Delaware	3702777	20-0214890

FL Retail NY, LLC	limited liability company	Delaware	3702776	20-0214844

FL Specialty NY, LLC	limited liability company	Delaware	3702775	20-0214872

Foot Locker Card Services LLC	limited liability company	Virginia	S131151-5	20-2247388

SCHEDULE 5.05

Schedule 5.05

Material Indebtedness

BONDS

Bonds Outstanding	Custodian Bank	Pay	Maturity

123,008,000	Bank of New York	8.50%	1/15/2022

SCHEDULE 5.06

Schedule 5.06

Litigation

NONE

SCHEDULE 5.08(b)(1)

Schedule 5.08(b)(1)

Owned Real Estate

Owner	Division	Street Address, County, State of Owned Property	Subject to Mortgage or Liens

Team Edition Apparel, Inc.	Team Edition Apparel	4208 19th Street Ct. East Bradenton, FL 34208	None

Robby’s Sporting Goods, Inc.	Champs Sports HQ/Facility Services	311 Manatee Avenue West Bradenton, FL 34205	Mortgage with Bank of America

Foot Locker Specialty, Inc.	Junction City Service Center	3810 US Hwy 77 South Junction City, KS 66441	None

Foot Locker Specialty, Inc. & Foot Locker Corporate Services, Inc.	Camphill Service Center	3543 Simpson Ferry Road Camp Hill, PA 17011	Mortgage with Bank of America

Foot Locker	Former FWW #30004	211-213 South State Street	None
Specialty, Inc.		Chicago, IL 60604

Foot Locker Specialty, Inc.	Former FWW #31127	38 W. Flagler St ½ Interest 42-44 E. Flagler St. 41-43 SE 1st Street Miami, FL 33131	Mortgage with Bank of America

Foot Locker Retail, Inc.	Former Kinney #5297	G-6141 N. Saginaw Road Mt. Morris, MI 48458	None

Foot Locker Retail, Inc.	Former Kinney Factory (Johnson Bally Shoe Plant)	350 Wiconisco St. Millersburg, PA 17061	None

Previously sold under installment sale contract. Pending transfer of title Q1 2009.

SCHEDULE 5.08(b)(2)

Schedule 5.08(b)(2)

Leased Real Estate

Confidential Treatment Requested by Foot Locker, Inc. Pursuant to the Freedom of Information Act

SCHEDULE 5.09

Schedule 5.09

Environmental Matters

NONE

SCHEDULE 5.10

Schedule 5.10

Insurance

Confidential Treatment Requested by Foot Locker, Inc. Pursuant to the Freedom of Information Act

SCHEDULE 5.13

SCHEDULE 5.13

Subsidiaries

Name [1]	Jurisdiction of Incorporation

Foot Locker, Inc.	New York
FLE CV Management, Inc.	Delaware
FLE CV GP, LLC	Delaware
Foot Locker Europe CV LP, LLC	Delaware
FLE C.V. [2]	Netherlands
FL Finance (Europe) Limited	Ireland
Foot Locker Retail Ireland Limited	Ireland
Foot Locker (Shoes) Ltd.	Ireland
FL Finance Europe (US) Limited	Ireland
FLE Holdings BV	Netherlands
Foot Locker Greece Athletic Goods Ltd.	Greece
Foot Locker Europe B.V.	Netherlands
FL France Holdings S.A.S.	France
Foot Locker France S.A.S.	France
Foot Locker Austria GmbH	Austria
Foot Locker Belgium B.V.B.A.	Belgium
Foot Locker Czech Republic s.r.o.	Czech Republic
Foot Locker Denmark ApS	Denmark
Foot Locker - Artigos Desportivos e de Tempos Livres Lda.	Portugal
Foot Locker Europe.com B.V.	Netherlands
Foot Locker Scandinavia B.V.	Netherlands
Foot Locker Suisse SA	Switzerland
Foot Locker Hungary Kft	Hungary
FLE Management B.V.	Netherlands
Foot Locker Istanbul Sport Giyim Sanayi ve Ticaret LS	Turkey
Foot Locker U.K. Limited	U.K.
Freedom Sportsline Limited	U.K.
Foot Locker Realty Europe Limited	U.K.
Foot Locker Italy S.r.l.	Italy
Foot Locker Netherlands B.V.	Netherlands
Foot Locker Sweden AB	Sweden

[1]

The name of each subsidiary company is indented under the name of its parent company and, unless noted in a footnote, each such subsidiary is 100% owned by its parent. All subsidiaries wholly owned, directly or indirectly, by Foot Locker, Inc. are consolidated for accounting and financial reporting purposes.

[2]	Dutch limited partnership. General partners are FLE CV Management, Inc. (99.5%) and FLE CV GP, LLC (0.25%). Limited partner is Foot Locker Europe CV LP, LLC (0.25%).

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

Foot Locker Germany Holdings GmbH	Germany
Foot Locker Germany GmbH & Co. KG	Germany
Foot Locker Germany Management GmbH	Germany
Foot Locker Spain S.L.	Spain
Foot Locker Asia, Inc.	Delaware
Foot Locker (Thailand) Co., Ltd.	Thailand
Footlocker.com, Inc.	Delaware
Eastbay, Inc.	Wisconsin
FL Corporate NY, LLC	Delaware
Foot Locker Australia, Inc.	Delaware
Foot Locker China, Inc.	Delaware
Foot Locker Japan, Inc.	Delaware
Foot Locker New Zealand, Inc.	Delaware
Kids Mart, Inc.[3]	Florida
Kids Mart, Inc.	Delaware
Little Folk Shop Inc.	Delaware
Randy River, Inc.	Delaware
The Richman Brothers Company	Ohio
Custom Cut, Inc.	Delaware
RX Place, Inc.	Delaware
Specialty Times, Inc.	Delaware
Team Edition Apparel, Inc.	Florida
Venator Group Administration, Inc.	Delaware
Foot Locker Specialty, Inc.	New York
CCS Direct LLC	Wisconsin
AB Specialty, Inc.	Delaware
Barclay Park and Church Advertising Inc.	Delaware
Checklot Service Center, Inc.	Delaware
Foot Locker Operations LLC	Delaware
FL Specialty NY, LLC	Delaware
FL Specialty Operations LLC	New York
Foot Locker Specialty New York, Inc.	Delaware
Frame Scene, Inc.	Delaware
Herald Square Stationers, Inc.	Delaware
Lamston 37-33/45 Seventy-Fourth Street Corp.	New York
Lamston 69-73/5 Grand Avenue Corp.	New York
Lamston 1279 Third Avenue Corp.	New York

[3]	1 million shares of Series A Convertible Preferred Stock, par value $.001 per share, pursuant to a Stock Acquisition Agreement dated May 30, 1996.

19

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Specialty, Inc. — (Cont.)]

Red Grille of Hawaii, Inc.	Delaware
Red Grille of Louisiana, Inc.	Delaware
Trade Center Realty, Inc.	Delaware
Woolco Fashionwear Corp.	Delaware
Woolco Inc.	Delaware
233 Broadway, Inc.	New York
340 Supply Co.	Pennsylvania
Venator Group Franchises LLC	Delaware
Rosedale Accessory Lady, Inc.	Minnesota
Accessory Lady, Inc.	Texas
Atlanta Southlake Accessory Lady, Inc.	Georgia
Beachwood Accessory Lady, Inc.	Ohio
Brea Accessory Lady, Inc.	California
Bridgewater Commons Accessory Lady, Inc.	New Jersey
Buckland Hills Accessory Lady, Inc.	Connecticut
Cherry Hill Accessory Lady, Inc.	New Jersey
Chesterfield Accessory Lady, Inc.	Virginia
Chicago Accessory Lady, Inc.	Illinois
Copley Place Accessory Lady, Inc.	Massachusetts
Colonie Center Accessory Lady, Inc.	New York
Crabtree Mall Accessory Lady, Inc.	North Carolina
Dadeland Center Accessory Lady, Inc.	Florida
Delamo Accessory Lady, Inc.	California
Fashion Valley Accessory Lady, Inc.	California
Four Seasons Accessory Lady, Inc.	North Carolina
Fox Valley Accessory Lady, Inc.	Illinois
Garden State Accessory Lady, Inc.	New Jersey
The Gardens Accessory Lady, Inc.	Florida
Glendale Accessory Lady, Inc.	California
Grand Avenue Accessory Lady, Inc.	Wisconsin
Hanes Mall Accessory Lady, Inc.	North Carolina
Hawthorne Center (IL.) Accessory Lady, Inc.	Illinois
Lakeside Accessory Lady, Inc.	Louisiana
Mainplace Accessory Lady, Inc.	California
Mall Del Norte Accessory Lady, Inc.	Texas
McAllen Accessory Lady, Inc.	Texas

20

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Specialty, Inc. — (Cont.)]

[Rosedale Accessory Lady, Inc. — (Cont.)]

Penn Square Accessory Lady, Inc.	Oklahoma
Pentagon City Accessory Lady, Inc.	Virginia
Raceway Accessory Lady, Inc.	New Jersey
Randhurst Accessory Lady, Inc.	Illinois
Regency Square Accessory Lady, Inc.	Florida
Ridgedale Accessory Lady, Inc.	Minnesota
McLean Accessory Lady, Inc.	Virginia
Menlo Park Accessory Lady, Inc.	New Jersey
Montclair Accessory Lady, Inc.	California
Montgomery Accessory Lady, Inc.	Maryland
Northbrook Accessory Lady, Inc.	Illinois
North County Fair Accessory Lady, Inc.	California
Northridge Accessory Lady, Inc.	California
Oakbrook Center Accessory Lady, Inc.	Illinois
The Oaks Accessory Lady, Inc.	California
Orlando Accessory Lady, Inc.	Florida
Paradise Valley Accessory Lady, Inc.	Arizona
Palm Beach Mall Accessory Lady, Inc.	Florida
Paramus Park Accessory Lady, Inc.	New Jersey
The Parks Accessory Lady, Inc.	Texas
Riverside Hackensack Accessory Lady, Inc.	New Jersey
Roosevelt Field Accessory Lady, Inc.	New York
Scottsdale Accessory Lady, Inc.	Arizona
Southdale Accessory Lady, Inc.	Minnesota
St. Louis Galleria Accessory Lady, Inc.	Missouri
Stoneridge Accessory Lady, Inc.	California
Stonestown Accessory Lady, Inc.	California
Sunrise Boulevard (Fla.) Accessory Lady, Inc.	Florida
Sunvalley Accessory Lady, Inc.	California
Towson Accessory Lady, Inc.	Maryland
Tri-County Accessory Lady, Inc.	Ohio
Tysons Corner Accessory Lady, Inc.	Virginia
Valley Fair Accessory Lady, Inc.	California
Willowbrook Accessory Lady, Inc.	New Jersey
Woodman Avenue Accessory Lady, Inc.	California

21

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

Foot Locker Retail, Inc.	New York
Armel, Inc.	Florida
Armel Acquisition, Inc.	Florida
Champs of Crossgates, Inc.	Florida
Champs of Holyoke, Inc.	Florida
Champs Sporting Goods of Esplanade, Inc.	Florida
Champs Sporting Goods, Inc.	Tennessee
Champs Sport Shops, Inc. of Maryville	Florida
Champs Sport Shops, Inc. of Cutler Ridge	Florida
Champs Sport Shops, Inc. of Broward	Florida
Champs Sport Shops of Daytona, Inc.	Florida
San Del of Jacksonville, Inc.	Florida
Champs Sport Shops, Inc. of 163rd Street	Florida
San Del, Inc. of Atlanta	Florida
Champs Four Seasons, Inc.	North Carolina
Joe Chichelo, Inc.	Florida
Champs Sport Shops, Inc.	Florida
Champs Sport Shops, Inc. of Aventura	Florida
Champs Sporting Goods of N.C., Inc.	North Carolina
Champs Sport Shops, Inc. of Miami International	Florida
Champs Sporting Goods, Inc.	Louisiana
Champs Sport Shops, Inc. of Omni	Florida
Champs Sport Shops, Inc. of Nashville	Florida
Champs Sport Shops, Inc. of Houston	Florida
Champs Sport Shops, Inc. of Fort Lauderdale	Florida
Sneakers Inc. of Greensboro	North Carolina
Sneakers Inc. of Knoxville	Tennessee
Sneakers Inc. of Daytona Beach	Florida
Champs of Maryland, Inc.	Florida
Champs of Virginia, Inc.	Florida
SneaKee Feet of Maryland, Inc.	Florida
SneaKee Feet of Montgomery Village, Inc.	Florida
SneaKee Feet of North Carolina, Inc.	Florida
Runner-Up of Orlando, Inc.	Florida
SneaKee Feet of Tampa, Inc.	Florida
SneaKee Feet, Inc.	Florida
Champs of Missouri, Inc.	Missouri
Champs Sport Shops of Maryland, Inc.	Maryland

22

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Retail, Inc. — (Cont.)]

[Armel, Inc. — (Cont.)]

Champs of Connecticut, Inc.	Connecticut
Champs Sport Shops of Massachusetts, Inc.	Massachusetts
Champs of Georgia, Inc.	Georgia
Champs of New Jersey, Inc.	New Jersey
Champs of Oklahoma, Inc.	Oklahoma
Champs of Tennessee, Inc.	Tennessee
SneaKee Feet of Washington Outlet Mall, Inc.	Florida
FL Retail Operations LLC	New York
Foot Locker Card Services LLC	Virginia
Foot Locker Retail New York, Inc.	Delaware
FL Europe Holdings, Inc.	Delaware
FL Retail NY, LLC	Delaware
Foot Locker Atlantic City, LLC	Delaware
Menlo Trading Company	California
Athletic Shoe Factory, Inc.	California
Foot Locker Stores, Inc.	Delaware
Janess Properties, Inc.	Delaware
Foot Locker Investments LLC	Delaware
Foot Locker Corporate Services, Inc.	Delaware
Kinney Trading Corp.	New York
Robby’s Sporting Goods, Inc.	Florida
SFMB Specialty Corporation	California
Foot Locker Realty, Inc.	New York
Foot Locker Dominican Republic, LLC	Delaware
Foot Locker Holdings, Inc.	New York
Retail Company of Germany, Inc.	Delaware
Foot Locker Canada Holdings Limited Partnership[4]	Canada
FL Canada Holdings ULC	Canada
Foot Locker Canada Co.	Canada
3093459 Nova Scotia Limited	Canada
FL Canada Holdings, Inc.	Delaware

[4]	General Partner is Foot Locker Holdings, Inc.; Limited Partner is FL Canada Holdings, Inc.

23

SCHEDULE 5.13

[Foot Locker, Inc. — (Cont.)]

[Foot Locker Holdings, Inc. — (Cont.)]

Foot Locker Pacific Holdings, Inc.	Delaware
Woolworth Holding S. de R.L. de C.V. [5]	Mexico
Foot Locker de Mexico, S.A. de C.V. [6]	Mexico
Distribuidora Foot Locker S.A. de C.V. [7]	Mexico
Foot Locker Sourcing, Inc.	Delaware
Venator Group Sourcing Taiwan LLC	Delaware

[5]	Liquidation and dissolution pending.

[6]	Liquidation and dissolution pending.

[7]	Liquidation and dissolution pending.

24

SCHEDULE 5.17

Schedule 5.17

Intellectual Property Matters

NONE

26

SCHEDULE 5.18

Schedule 5.18

Collective Bargaining Agreements

NONE

27

SCHEDULE 5.21(a)

Schedule 5.21(a)

DDAs

Confidential Treatment Requested by Foot Locker, Inc. Pursuant to the Freedom of Information Act

SCHEDULE 5.21(b)

Schedule 5.21(b)

Credit Card Arrangements

Confidential Treatment Requested by Foot Locker, Inc. Pursuant to the Freedom of Information Act

SCHEDULE 6.02

Schedule 6.02

Financial and Collateral Reporting

		DATE	(X)

Monthly (due on fifteenth day of each fiscal month)		____________	____________
•	Borrowing Base Certificate (BBC) with the following backup:

Borrowing Base backup to be received w/ BBC:
•	Inventory Roll forward (Departmental Operating Statement – DOS)	____________	____________
•	Shrink (AFAD and Champs Combining Forms)	____________	____________
•	Consignment Summary (DOS and Gross Margin System)	____________	____________
•	Summary of RTV Inventory by Location (General Ledger Query)	____________	____________
•	Eligible Credit Card Receivables (AFAD and Champs Combining Forms)	____________	____________
•	Rent Reserve (Accounts Payable)	____________	____________
•	Gift Card Liability Analysis (Balance Sheet & First Data Report)	____________	____________
•	Layaway Activity Report (Accounts Receivable Sub ledger)	____________	____________

Monthly (within 30 days after fiscal month end if requested by Agent):
•	Monthly Financial Statements (Consolidated B/S, OR1, OR5, and the Cash Flow from Report 135)	____________	____________
•	Officer’s Compliance Certificate	____________	____________
•	Adjusted Consolidated Fixed Charge Coverage Ratio Calculation	____________	____________

Quarterly (within 45 days after the end of first three fiscal quarters):
•	Form 10-Q	____________	____________
•	Officer’s Compliance Certificate	____________	____________

Annually (within 90 days after year end):
•	Audited Annual Financial Statements (Form 10-K)	____________	____________
•	Officer’s Compliance Certificate (with MD&A)	____________	____________

Annually (within 45 days after year end):
•	Upcoming Fiscal Year Budget and Projections (Quarterly I/S, B/S, CF, Availability model)	____________	____________

Mailed to:	Katie Hendricks
100 Federal Street
MA5-100-09-09
Boston, MA 02114
Tel: (617) 434-7443
Fax: (617) 434-4131

34

SCHEDULE 7.01

Schedule 7.01

Existing Liens

NONE

35

SCHEDULE 7.02

Schedule 7.02

Existing Investments

* * *
Issuer	Amount
Other
Northern Note, face value	C$14,800,000

* * * Confidential Treatment Requested by Foot Locker, Inc. Pursuant to the Freedom of Information Act

SCHEDULE 7.03

Schedule 7.03

Existing Indebtedness

* * *
Bonds
Bonds outstanding	Custodian Bank	Pay	Maturity

123,008,000	Bank of New York	8.50%	1/15/2022

* * * Confidential Treatment Requested by Foot Locker, Inc. Pursuant to the Freedom of Information Act

SCHEDULE 10.02

Schedule 10.02

Administrative Agent’s Office; Certain Addresses for Notices

Party	Address	Fax Number	Email Number	Telephone Number

Foot Locker, Inc.	112 West 34th Street New York, NY 10120	(212) 720-4391	jmaurer@footlocker.com	(212) 720-4092

Website:	with a copy to:
http://www.foot locker-inc.com/	Skadden, Arps, Slate, Meagher & Flom LLP Four Times Square New York, NY 10036 Attn: Peter Neckles, Esq.		peter.neckles@skadden.com	(212) 735-3000

Guarantors	112 West 34th Street New York, NY 10120	(212) 720-4391	jmaurer@footlocker.com	(212) 720-4092

with a copy to:

Skadden, Arps, Slate, Meagher &
	Flom LLP			(212) 735-3000
	Four Times Square		peter.neckles@skadden.com
New York, NY 10036
Attn: Peter Neckles, Esq.

Administrative Agent	Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachussetts 02110 Attn: Christine Hutchinson	(617) 434-4339	Christine.hutchinson@bankofamerica.com	(617) 434-2385

with a copy to:

	Riemer & Braunstein LLP Three Center Plaza Boston, Massachusetts 02108 Attention: David S. Berman, Esq.	(617) 692-3550	dberman@riemerlaw.com	(617) 523-9000

Swing Line Lender	Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachussetts 02110 Attn: Christine Hutchinson	(617) 434-4339	Christine.hutchinson@bankofa merica.com	(617) 434-2385

43

EXHIBIT A

Form of Committed Loan Notice

COMMITTED LOAN NOTICE

Date: ____________, ________

To:	Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, FOOT LOCKER, INC., a New York corporation (the “Borrower”), the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Borrower hereby requests a Committed Borrowing[1]:

1.	On ____________________________________________ (a Business Day)[2]

2.	In the amount of $________________________[3]

3.	Comprised of _________________________________ (Type of Committed Loan)[4]

4.	For LIBO Rate Loans: with an Interest Period of _______ months[5]

[1]          A Committed Borrowing must be a borrowing, conversion or continuation consisting of Committed Loans on a single date of the same Type and, in the case of LIBO Rate Loans, having the same Interest Period made by each of the Lenders pursuant to Section 2.01 of the Credit Agreement.

[2]          Each notice of a Committed Borrowing must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of LIBO Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans.

[3] Each Borrowing of LIBO Rate Loans must be in a principal amount of $1,000,000 or a whole multiple of $1,000,000 in excess thereof.

[4] Committed Loans may be either Base Rate Loans or LIBO Rate Loans. If the Type of Committed Loan is not specified, then the applicable Committed Loans will be made as Base Rate Loans.

[5]          The Borrower may request a Committed Borrowing of LIBO Rate Loans with an Interest Period of one, two, three or six months or, if available to all of the Lenders, nine or twelve months, as requested by the Borrower,

          The Borrower hereby represents and warrants that (a) the Committed Borrowing requested herein complies with the provisions of Section 2.02 of the Credit Agreement and (b) the conditions specified in Sections 4.02(a) and 4.02(b) of the Credit Agreement have been satisfied on and as of the date of the applicable Committed Borrowing.

FOOT LOCKER, INC., as Borrower

By:

Name:

Title:

and as further provided in the Credit Agreement. If no election of Interest Period is specified, then the Borrower will be deemed to have specified an Interest Period of one month.

EXHIBIT B

Form of Swing Line Loan Notice

SWING LINE LOAN NOTICE

Date: ____________, ________

To:	Bank of America, N.A., as Swing Line Lender
Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, FOOT LOCKER, INC., a New York corporation (the “Borrower”), the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

The Borrower hereby requests a Swing Line Borrowing:

1.	On __________________________ (a Business Day)[1]

2.	In the amount of $______________________ [2]

          The Borrower hereby represents and warrants that the Swing Line Borrowing requested herein complies with the provisions of Section 2.04 of the Credit Agreement.

FOOT LOCKER, INC., as Borrower

By:

Name:

Title:

[1] Each notice of a Swing Line Borrowing must be received by the Swing Line Lender and the Administrative Agent not later than 1:00 p.m. on the requested date of any Swing Line Borrowing.

[2] Each Swing Line Borrowing shall be in a minimum amount of $100,000.00.

EXHIBIT C-1

Form of Revolving Note

REVOLVING NOTE

$______________	___________, 2009

          FOR VALUE RECEIVED, FOOT LOCKER, INC. (the “Borrower”) promises to pay to the order of ______________________ (hereinafter, with any subsequent holders, the “Lender”), c/o Bank of America, N.A., 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of __________________________ DOLLARS ($__________), or, if less, the aggregate unpaid principal balance of Loans made by the Lender to or for the account of the Borrower pursuant to the Credit Agreement dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) the Borrower, (ii) the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders, (v) Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually, an “Agent”, and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties, and (vi) Bank of America, N.A., as Swing Line Lender and L/C Issuer, with interest at the rate and payable in the manner stated therein.

          This “Revolving Note” is a “Note” to which reference is made in the Credit Agreement (including, without limitation, clause (a) of the definition of “Note” set forth in Section 1.01 thereof) and is subject to all terms and provisions thereof. The principal of, and interest on, this Revolving Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Administrative Agent’s books and records concerning the Loans, the accrual of interest thereon, and the repayment of such Loans, shall be prima facie evidence of the indebtedness to the Lender hereunder.

          No delay or omission by any Agent or the Lender in exercising or enforcing any of such Agent’s or the Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver of any such Event of Default.

          The Borrower, and each endorser and guarantor of this Revolving Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Lender with respect to this Revolving Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other Person obligated on account of this Revolving Note.

          This Revolving Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective successors and assigns, and shall inure to the benefit of the Lender and its successors, endorsees, and assigns.

          The liabilities of the Borrower, and of any endorser or guarantor of this Revolving Note, are joint and several, provided, however, the release by any Agent or the Lender of any one or more such Persons shall not release any other Person obligated on account of this Revolving Note. Each reference in this Revolving Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.

          THIS REVOLVING NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS REVOLVING NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR THE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT

2

MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Lender, in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Revolving Note, are each relying thereon. THE BORROWER AND THE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS REVOLVING NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT). THE BORROWER AND, THE LENDER, BY ITS ACCEPTANCE HEREOF, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS REVOLVING NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[SIGNATURE PAGES FOLLOW]

3

          IN WITNESS WHEREOF, the Borrower has caused this Revolving Note to be duly executed as of the date set forth above.

BORROWER:

FOOT LOCKER, INC.

By:

Name:

Title:

Signature Page to Revolving Note

EXHIBIT C-2

Form of Swing Line Note

SWING LINE NOTE

$__________________	______________, 2009

          FOR VALUE RECEIVED, FOOT LOCKER, INC. (the “Borrower”) promises to pay to the order of BANK OF AMERICA, N.A. (hereinafter, with any subsequent holders, the “Swing Line Lender”), c/o Bank of America, N.A., 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, the principal sum of _________________________________ DOLLARS ($_____________ ), or, if less, the aggregate unpaid principal balance of Swing Line Loans made by the Swing Line Lender to or for the account of any Borrower pursuant to the Credit Agreement dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) the Borrower, (ii) the Guarantors from time to time party thereto (individually, a “Guarantor” and, collectively, the “Guarantors”), (iii) the Lenders from time to time party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders, (v) Bank of America, N.A., as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually, an “Agent”, and collectively, the “Agents”) for its own benefit and the benefit of the other Credit Parties, and (vi) the Swing Line Lender, with interest at the rate and payable in the manner stated therein.

          This is a “Swing Line Note” to which reference is made in the Credit Agreement and is subject to all terms and provisions thereof. The principal of, and interest on, this Swing Line Note shall be payable at the times, in the manner, and in the amounts as provided in the Credit Agreement and shall be subject to prepayment and acceleration as provided therein. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The Administrative Agent’s books and records concerning the Swing Line Loans, the accrual of interest thereon, and the repayment of such Swing Line Loans, shall be prima facie evidence of the indebtedness to the Swing Line Lender hereunder.

          No delay or omission by any Agent or the Swing Line Lender in exercising or enforcing any of such Agent’s or the Swing Line Lender’s powers, rights, privileges, remedies, or discretions hereunder shall operate as a waiver thereof on that occasion nor on any other occasion. No waiver of any Event of Default shall operate as a waiver of any other Event of Default, nor as a continuing waiver of any such Event of Default.

          The Borrower, and each endorser and guarantor of this Swing Line Note, waives presentment, demand, notice, and protest, and also waives any delay on the part of the holder hereof. The Borrower assents to any extension or other indulgence (including, without limitation, the release or substitution of Collateral) permitted by any Agent and/or the Swing Line Lender with respect to this Swing Line Note and/or any Collateral or any extension or other indulgence with respect to any other liability or any collateral given to secure any other liability of the Borrower or any other Person obligated on account of this Swing Line Note.

          This Swing Line Note shall be binding upon the Borrower, and each endorser and guarantor hereof, and upon their respective successors and assigns, and shall inure to the benefit of the Swing Line Lender and its successors, endorsees, and assigns.

          The liabilities of the Borrower, and of any endorser or guarantor of this Swing Line Note, are joint and several, provided, however, the release by any Agent or the Swing Line Lender of any one or more such Persons shall not release any other Person obligated on account of this Swing Line Note. Each reference in this Swing Line Note to the Borrower, any endorser, and any guarantor, is to such Person individually and also to all such Persons jointly.

          THIS SWING LINE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND THE BORROWER IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. THE BORROWER AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS SWING LINE NOTE OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR THE SWING LINE LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          THE BORROWER IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT

2

MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO ABOVE. THE BORROWER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agents and the Swing Line Lender, in the establishment and maintenance of their respective relationship with the Borrower contemplated by this Swing Line Note, are each relying thereon. THE BORROWER AND THE SWING LINE LENDER, BY ITS ACCEPTANCE HEREOF, HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SWING LINE NOTE OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY AND WHETHER INITIATED BY OR AGAINST ANY SUCH PERSON OR IN WHICH ANY SUCH PERSON IS JOINED AS A PARTY LITIGANT). THE BORROWER AND THE SWING LINE LENDER, BY ITS ACCEPTANCE HEREOF, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THE CREDIT AGREEMENT AND THIS SWING LINE NOTE BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS HEREIN.

[SIGNATURE PAGES FOLLOW]

3

          IN WITNESS WHEREOF, the Borrower has caused this Swing Line Note to be duly executed as of the date set forth above.

BORROWER:

FOOT LOCKER, INC.

By:

Name:

Title:

Signature Page to Swing Line Note

EXHIBIT D

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

Date of Certificate: _______________

To:     Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

          Reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”), by, among others, (i) Foot Locker, Inc., a New York corporation (the “Borrower”), (ii) the Guarantors party thereto, (iii) the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), and (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          The undersigned, in his capacity as a duly authorized and acting Responsible Officer of the Borrower, hereby certifies on behalf of the Borrower and each of the other Loan Parties as of the date hereof the following:

1.	No Events of Default.

(a)

Since ____________ (the date of the last Compliance Certificate delivered pursuant to Section 6.02 of the Credit Agreement, or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date), and except as set forth in Appendix I, no Event of Default has occurred and is continuing.

(b)

If an Event of Default has occurred and is continuing since ____________ (the date of the last Compliance Certificate delivered pursuant to Section 6.02 of the Credit Agreement, or, in the case of the first Compliance Certificate delivered after the Closing Date, the Closing Date), the Loan Parties have taken or propose to take those actions with respect to such Event of Default as described on said Appendix I.

2.	Financial Statements.

[Use following paragraph (a) for fiscal year-end financial statements]

(a) Attached hereto as Appendix II are the Consolidated balance sheet of the Borrower and its Subsidiaries, as required by Section 6.01 (a) of the Credit

Agreement for the Fiscal Year ending ______________, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Year, setting forth in each case in comparative form the figures for the previous Fiscal Year, all in reasonable detail and prepared in accordance with GAAP, accompanied by a report and unqualified opinion of a Registered Public Accounting Firm of nationally recognized standing or otherwise reasonably acceptable to the Administrative Agent, which report and opinion has been prepared in accordance with the requirements of Section 6.01 (a) of the Credit Agreement.

[Use following paragraph (b) for fiscal quarter-end financial statements]

(b)

Attached hereto as Appendix II are the Consolidated balance sheet of the Borrower and its Subsidiaries, as required by Section 6.0l(b) of the Credit Agreement for the Fiscal Quarter ending ____________, and the related Consolidated statements of income or operations, Shareholders’ Equity and cash flows for such Fiscal Quarter and for the portion of the Borrower’s Fiscal Year then ended, setting forth in each case in comparative form the figures for (A) the corresponding Fiscal Quarter of the previous Fiscal Year and (B) the corresponding portion of the previous Fiscal Year, all in reasonable detail.

3.

Changes in GAAP. In the event of any change in generally accepted accounting principles used in the preparation of any financial statements described in Section 3 above, attached hereto as Appendix III is the Borrower’s a statement of reconciliation conforming such financial statements to GAAP.

4.	Management Discussion. Attached hereto as Appendix IV is a discussion and analysis prepared by management of the Borrower with respect to the financial statements delivered herewith.

[signature page follows]

          IN WITNESS WHEREOF, a duly authorized and acting Responsible Officer of the Borrower, on behalf of the Borrower and each of the other Loan Parties, has duly executed this Compliance Certificate as of ______________________, 20 ___.

By:

Name:

Title:

APPENDIX I

          Except as set forth below, no Event of Default has occurred and is continuing. [If an Event of Default has occurred and is continuing, the following describes the nature of the Event of Default in reasonable detail and the steps, if any, being taken or contemplated by the Loan Parties to be taken on account thereof.]

Appendix I to Compliance Certificate

APPENDIX II

(Financial Statements)

[see attached]

Appendix II to Compliance Certificate

APPENDIX III

(GAAP Reconciliation)

[see attached]

Appendix III to Compliance Certificate

APPENDIX IV

(MD&A)

[see attached]

Appendix IV to Compliance Certificate

EXHIBIT E

ASSIGNMENT AND ASSUMPTION

          This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each]1 Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each]2 Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees]3 hereunder are several and not joint.]4 Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by [each, the] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

          For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of [the Assignor][the respective Assignors] under the respective facilities identified below (including, without limitation, participations in L/C Obligations and Swing Line Loans included in such facilities5) and (ii) to the extent permitted to be assigned under applicable Law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned

            [1] For bracketed language here and elsewhere in this form relating to the Assignor(s), if the assignment is from a single Assignor, choose the first bracketed language. If the assignment is from multiple Assignors, choose the second bracketed language.

            [2] For bracketed language here and elsewhere in this form relating to the Assignee(s), if the assignment is to a single Assignee, choose the first bracketed language. If the assignment is to multiple Assignees, choose the second bracketed language.

[3] Select as appropriate.

[4] Include bracketed language if there are either multiple Assignors or multiple Assignees.

[5] Include all applicable subfacilities, if any.

pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

3.	Borrower:	Foot Locker, Inc., a New York corporation

4.	Administrative Agent: Bank of America, N.A., as the Administrative Agent under the Credit Agreement.

5.

Credit Agreement: Credit Agreement dated as of March 20, 2009 (as such may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Borrower, the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

6.	Assigned Interest[s]:

Assignor[s][6]	Assignee[s][7]		Aggregate Amount of Commitment/Loans for all Lenders[8]		Amount of Commitment /Loans Assigned[9]	Percentage Assigned of Commitment/ Loans[10]

		$		$			%

		$		$			%

[7.	Trade Date:	_______________________ ][11]

Effective Date: ___________________________, 20__ [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE DATE OF DELIVERY OF

[6] List each Assignor, as appropriate.

[7] List each Assignee, as appropriate.

             [8] Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.

[9] Subject to minimum amount requirements pursuant to Section 10.06(b)(i) of the Credit Agreement and to the proportionate amount requirements pursuant to Section 10.06(b)(ii) of the Credit Agreement.

[10] Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.

11 To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.

THIS ASSIGNMENT AND ASSUMPTION FOR RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

          The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR

[NAME OF ASSIGNOR]

By:

Name:

Title:

ASSIGNEE

[NAME OF ASSIGNEE]

By:

Name:

Title:

[Consented to and][12] Accepted:

BANK OF AMERICA, N.A., as
[Administrative Agent][L/C Issuer][Swing Line Lender]

By:

Name:

Title:

[Consented to:][13]

FOOT LOCKER, INC., as Borrower

By:

Name:

Title:

              12 To the extent that (i) the Administrative Agent’s consent is required under Sections 10.06(b)(i)(B) and 10.06(b)(iii)(B) of the Credit Agreement, (ii) the L/C Issuers consent is required under Section 10.06(b)(iii)(C) of the Credit Agreement, or (iii) the Swing Line Lender’s consent is required under Sections 10.06(b)(iii)(D) of the Credit Agreement.

13 To the extent required under Sections 10.06(b)(i)(B) and 10.06(b)(iii)(A) of the Credit Agreement.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

          Reference is made to the Credit Agreement dated as of March 20, 2009 (as such may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, Foot Locker, Inc., a New York corporation, as Borrower (the “Borrower”), the Guarantors party thereto, the Lenders party thereto, Bank of America, N.A., as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

                    1. Representations and Warranties.

                    1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Loan Parties or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Loan Parties or any other Person of any of their respective obligations under any Loan Document.

                    1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an Eligible Assignee under the Credit Agreement (subject to such consents, if any, as may be required under Section 10.06(b) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent, Collateral Agent, or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, the Collateral Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

                    2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued up to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date.

                    3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

                    4. Fees. This Assignment and Assumption shall be delivered to the Administrative Agent with a processing and recordation fee of $3,500.

E-MAIL TO: Katherine Hendricks at katherine.hendricks@bankofamerica.com						Date Certificate #

Foot Locker, Inc. Borrowing Base and Availability Calculation

		Foot Locker	Lady Foot Locker	Kids Foot Locker	Footaction	Champs	Total

Beg. Inventory as of:	1/3/2009						—
ADD
Purchases							—
WOC Charges							—
DC Cap							—
Freight							—
Div. Ships							—
Misc. disp.							—
LESS
Cost of Sales							—

Total Adds/ (Reductions)		—	—	—	—	—	—

Ending Inventory as of:	1/31/2009	—	—	—	—	—	—

LESS	1/31/2009
Shrink ($1.9MM through 3/09)
Consignment Inventory
Damaged/RTV

Eligible Inventory as of:							—

Appraised Value as of
NOLV
LTV
Advance Rate @

Total Inventory Borrowing Base							$—	(a)

Eligible Credit Card Receivables
Credit Card Advance Rate							90.0%

Credit Card Receivables Borrowing Base							$—	(b)

Less Availability Reserves
Rent Reserve: (2 months for PA, VA and WA)

	50% Gift Cards					@ 50%	—

100% Customer Deposits

	Total Reserves						—	(c)

Total Uncapped Borrowing Base: (a+b+c)							—	(d)

Total Borrowing Base: Lesser of (d) or $200MM							$—	(e)

Availability Calculation	2/19/2009

Beginning Principal Balance

		ADD:		Prior days advance			$—

		ADD:		Fees charged today			$—

		ADD:		LC’S CHARGED			$—

		LESS:		Prior day’s paydown			$—

Ending principal balance							$—	(f)

		ADD:		Standby Letters of Credit			$—	(g)

		ADD:		Documentary Letters of Credit			$—	(h)

Total loan balance prior to request (f+g+h)							$—	(i)

Net availability prior to today’s request (e-i)							$—	(j)

	ADVANCE REQUEST						$—	(k)

	Paydown						$—	(l)

Net availability after today’s request (j+k-l))							$—

The undersigned represents and warrants that (A) the information set forth above (i) is true and correct in all respects, (ii) has been prepared in accordance with the requirements of that certain Credit Agreement dated ____________________ , 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by, among others, Foot Locker, Inc., as Borrower, the Facility Guarantors party thereto, the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent, and (iii) is based on supporting documentation that is satisfactory to the Administrative Agent, and (B) no Default or Event of Default (as such terms are defined in the Credit Agreement) has occurred and is outstanding.

EXHIBIT G

Form of Collateral Access Agreement

COLLATERAL ACCESS AGREEMENT

________________________ ______ , 2009

          For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ____________________ , a _______________ (the “Landlord”), executes this waiver in favor of BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of certain other lenders (the “Lenders”) which are making loans or furnishing other financial accommodations to [Foot Locker, Inc., a corporation organized and existing under the laws of the State of New York] (the “Tenant”)1 pursuant to (i) that certain Credit Agreement dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Tenant, certain of the Tenant’s affiliates, the Lenders and the Collateral Agent, and (ii) the other “Loan Documents” (as such term is defined in the Credit Agreement).

WITNESSETH:

          WHEREAS, the Landlord owns real property located at ______________________ (collectively, the “Leased Premises”), which real property the Landlord leases to the Tenant pursuant to that certain [Lease Agreement] dated as of [ _____________ ] (as amended and in effect as of the date hereof, the “Lease”).

          WHEREAS, the Tenant has entered into certain loan arrangements with the Collateral Agent and the Lenders, pursuant to which the Collateral Agent and the Lenders have agreed to make loans or furnish other financial accommodations to the Tenant.

          WHEREAS, loans and financial accommodations under the loan arrangement will be secured by, among other things, certain of the Tenant’s present and after acquired assets, including, without limitation, the Tenant’s inventory, books and records, and equipment located, and to be located, upon the Leased Premises (the “Collateral”).

          WHEREAS, in order to induce the Collateral Agent and the Lenders to make loans or furnish other financial accommodations to the Tenant, the Landlord hereby represents, warrants, covenants and agrees as follows:

[1] The identity of the Tenant should be changed to the appropriate Loan Party as necessary.

1

1.	To the best of the Landlord’s knowledge, the Tenant is not in default under the terms of the Lease.

2.

The Landlord hereby waives and releases in favor of the Collateral Agent and the Lenders: (a) any and all rights of distraint, levy, and execution which the Landlord may now or hereafter have against the Collateral; (b) any and all statutory liens, security interests, or other liens which the Landlord may now or hereafter have in the Collateral; and (c) any and all other interests or claims of every nature whatsoever which the Landlord may now or hereafter have in or against the Collateral for any rent, storage charges, or other sums due, or to become due, to the Landlord by the Tenant. The Landlord agrees not to exercise any of the Landlord’s rights, remedies, powers, privileges, or discretions with respect to the Collateral, or the Landlord’s liens or security interests in the Collateral, unless and until the Landlord receives written notice from an officer of the Collateral Agent that the Tenant’s obligations to the Collateral Agent and the Lenders have been paid in full, and that the commitment of the Collateral Agent and the Lenders to make loans or furnish other financial accommodations to the Tenant has been terminated. The foregoing waiver is for the benefit of the Collateral Agent and the Lenders only and does not affect the obligations of the Tenant to the Landlord.

3.

In the event of the exercise by the Collateral Agent of its rights upon default with respect to the Collateral, the Collateral Agent shall have a reasonable time in which to repossess and/or dispose of the Collateral from the Leased Premises; provided, however, that such period will be tolled during any period in which the Collateral Agent has been stayed from taking action to remove the Collateral in any bankruptcy, insolvency or similar proceeding, and the Collateral Agent shall have an additional period of time thereafter in which to repossess and/or dispose of the Collateral from the Leased Premises. In those circumstances, the Landlord will, upon reasonable prior written notice from the Collateral Agent, (a) refrain from hindering the Collateral Agent’s actions in gaining access to the Leased Premises for the purpose of repossessing said Collateral and (b) if requested by the Collateral Agent, permit the Collateral Agent, or its agents or nominees, to dispose of the Collateral on the Leased Premises in a manner reasonably designed to minimize any interference with any of the Landlord’s other tenants at the Leased Premises. The Collateral Agent shall promptly restore and repair, at the Collateral Agent’s cost and expense, any physical damage to the Leased Premises resulting from any action taken by the Collateral Agent or its agents and employees upon the Leased Premises, but shall not be liable for any diminution in value of the Leased Premises caused by the removal or absence of the Collateral.

4.

To the extent not paid or prepaid by the Tenant, the Collateral Agent shall pay the Landlord a sum for its use and occupancy of the Leased Premises on a per diem basis in an amount equal to the monthly base rent required to be paid by the Tenant under the lease between the Landlord and the Tenant from the date on which the Collateral Agent shall have taken possession of the Collateral on the Leased Premises until the date on which the Collateral Agent vacates the Leased Premises, it being understood, however,

2

that the Collateral Agent shall not, thereby, have assumed any of the obligations of the Tenant to the Landlord, including, without limitation, any obligation to pay any past due rent owing by the Tenant.

5.

Prior to the Landlord’s terminating its lease with the Tenant or evicting the Tenant from the Leased Premises for breach of the lease, the Landlord shall give the Collateral Agent not less than thirty (30) days’ written notice of such action at the address set forth below, and a reasonable opportunity to preserve, protect, liquidate, or remove any Collateral on the Leased Premises and, if the Collateral Agent so elects, to cure such breach of the lease. Notwithstanding the provisions of this paragraph, the Collateral Agent shall have no obligation to cure any such breach or default. The cure of any such breach or default by the Collateral Agent on any one occasion shall not obligate the Collateral Agent to cure any other breach or default or to cure such default on any other occasion.

6.	All notices under this waiver shall be made to the following addresses by recognized overnight courier, by hand delivery or by facsimile transmission:

If to the Collateral Agent:

Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachusetts 02110 Attention: Christine Hutchinson

If to the Landlord:

Attention:

7.

This waiver shall inure to the benefit of the Collateral Agent and each of the Lenders, and their respective successors and assigns, and shall be binding upon the Landlord, its heirs, assigns, representatives, and successors.

8.

This waiver may not be amended or waived except by an instrument in writing signed by the Collateral Agent, the Landlord, and the Tenant. This waiver shall be governed by, and construed in accordance with, the laws of the State of New York. Delivery of an executed signature page of this waiver by facsimile transmission shall be binding on the Landlord as if the original of such facsimile had been delivered to the Collateral Agent.

[signature page follows]

3

          Dated as of the date above first written.

LANDLORD:

By:

Name:

Title:

Signature Page to Collateral Access Agreement

EXHIBIT H

GUARANTY

GUARANTY

          GUARANTY (this “Guaranty”), dated as of March 20, 2009, by the undersigned (each such Person, individually, a “Guarantor” and, collectively, the “Guarantors”) executed in favor of (a) BANK OF AMERICA, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders (as defined below), (b) BANK OF AMERICA, N.A., as collateral agent (in such capacity, the “Collateral Agent”, and together with the Administrative Agent, individually, an “Agent”, and collectively, the “Agents”)) for its own benefit and the benefit of the other Credit Parties (as defined in the Credit Agreement referred to below), and (c) the other Credit Parties to whom Obligations or Other Liabilities are owing. All references herein to the “Credit Parties” shall refer solely to the Agents and the other Credit Parties to whom Obligations or Other Liabilities are owing.

W I T N E S S E T H

          WHEREAS, reference is made to that certain Credit Agreement, dated as of March 20, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”), by, among others, (i) Foot Locker, Inc., a New York corporation (the “Borrower”), (ii) the Guarantors party thereto, (iii) the Lenders party thereto (individually, a “Lender” and, collectively, the “Lenders”), (iv) the Agents, and (v) Bank of America, N.A., as Swing Line Lender and L/C Issuer, pursuant to which the Lenders have agreed to make Loans to the Borrower, and the L/C Issuer has agreed to issue Letters of Credit for the account of the Borrower, upon the terms and subject to the conditions specified in the Credit Agreement. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

          WHEREAS, each Guarantor acknowledges that it is an integral part of a consolidated enterprise and that it will receive direct and indirect benefits from the availability of the credit facility provided for in the Credit Agreement, from the making of the Loans by the Lenders, and the issuance of the Letters of Credit by the L/C Issuer.

          WHEREAS, the obligations of the Lenders to make Loans and of the L/C Issuer to issue Letters of Credit are each conditioned upon, among other things, the execution and delivery by the Guarantors of a guaranty in the form hereof. As consideration therefor, and in order to induce the Lenders to make Loans and the L/C Issuer to issue Letters of Credit, each Guarantor is willing to execute this Guaranty.

          Accordingly, the parties hereto agree as follows:

          SECTION 1. Guaranty. Each Guarantor irrevocably and unconditionally guaranties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the due and punctual payment when due (whether at the stated maturity, by required prepayment, by acceleration or otherwise) by the Borrower of all Obligations and Other Liabilities

(collectively, the “Guaranteed Obligations”), including all such Guaranteed Obligations which shall become due but for the operation of the Bankruptcy Code. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon this Guaranty notwithstanding any extension or renewal of any Guaranteed Obligation.

          SECTION 2. Guaranteed Obligations Not Affected. To the fullest extent permitted by applicable Law, each Guarantor waives presentment to, demand of payment from, and protest to, any Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of this Guaranty, notice of protest for nonpayment and all other notices of any kind. To the fullest extent permitted by applicable Law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce or exercise any right or remedy against any other Loan Party under the provisions of the Credit Agreement, any other Loan Document or otherwise or against any other party with respect to any of the Guaranteed Obligations, (b) any rescission, waiver, amendment or modification of, or any release from, any of the terms or provisions of this Guaranty, any other Loan Document or any other agreement, with respect to any Loan Party or with respect to the Guaranteed Obligations, (c) the failure to perfect any security interest in, or the release of, any of the Collateral held by or on behalf of the Collateral Agent or any other Credit Party, or (d) the lack of legal existence of any Loan Party or legal obligation to discharge any of the Guaranteed Obligations by any Loan Party for any reason whatsoever, including, without limitation, in any insolvency, bankruptcy or reorganization of any Loan Party.

          SECTION 3. Security. Each Guarantor hereby acknowledges and agrees that the Collateral Agent, on behalf of itself and each of the other Credit Parties may (a) take and hold security for the payment of this Guaranty and the Guaranteed Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as provided in the Credit Agreement and the other Security Documents, and (c) release or substitute any one or more endorsees, the Borrower or other Loan Parties, in each case without affecting or impairing in any way the liability of any Guarantor hereunder.

          SECTION 4. Guaranty of Payment. Each Guarantor further agrees that this Guaranty constitutes a guaranty of payment and performance when due of all Guaranteed Obligations and not of collection and, to the fullest extent permitted by applicable Law, waives any right to require that any resort be had by the Collateral Agent or any other Credit Party to any of the Collateral or other security held for payment of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of any Agent or any other Credit Party in favor of any Loan Party or any other Person or to any other Guarantor of all or part of the Guaranteed Obligations. Any payment required to be made by any Guarantor hereunder may be required by any Agent or any other Credit Party on any number of occasions and shall be payable to the Administrative Agent, for the benefit of the Agents and the other Credit Parties, in the manner provided in the Credit Agreement.

          SECTION 5. No Discharge or Diminishment of Guaranty. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Guaranteed Obligations and as otherwise provided in SECTION 10 of this Guaranty), including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the Guaranteed Obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of any Agent or any other Credit Party to assert any claim or demand or to enforce any remedy under this Guaranty, the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, willful or otherwise, in the performance of any of the Guaranteed Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of the Guaranteed Obligations and as otherwise provided in SECTION 10 of this Guaranty).

          SECTION 6. Defenses of Loan Parties Waived. To the fullest extent permitted by applicable Law, each Guarantor waives any defense based on or arising out of any defense of any Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of any Loan Party, other than the indefeasible payment in full in cash of the Guaranteed Obligations. Each Guarantor hereby acknowledges that the Agents and the other Credit Parties may, in accordance with the Loan Documents, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with any Loan Party, or exercise any other right or remedy available to them against any Loan Party, without affecting or impairing in any way the liability of each such Guarantor hereunder except to the extent that the Guaranteed Obligations have been indefeasibly paid in full in cash and the Aggregate Commitments have been terminated. Pursuant to, and to the extent permitted by, applicable Law, each Guarantor waives any defense arising out of any such election and waives any benefit of and right to participate in any such foreclosure action, even though such election operates, pursuant to applicable Law, to impair or to extinguish any right of reimbursement, indemnity, contribution or subrogation or other right or remedy of such Guarantor against any Loan Party, as the case may be, or any security. Each Guarantor agrees that it shall not assert any claim in competition with any Agent or any other Credit Party in respect of any payment made hereunder in connection with any proceedings under any Debtor Relief Laws.

          SECTION 7. Agreement to Pay. In furtherance of the foregoing and not in limitation of any other right that the Agents or any other Credit Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of any Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Agents or such other Credit Party as designated thereby in cash the amount of such unpaid Guaranteed Obligations.

          SECTION 8. Limitation on Guaranty of Guaranteed Obligations. In any action or proceeding with respect to any Guarantor involving any state corporate law, the Bankruptcy

Code of the United States or any other Debtor Relief Law, if the obligations of such Guarantor under SECTION 1 hereof would otherwise be held or determined to be void, invalid or unenforceable, or subordinated to the claims of any other creditors, on account of the amount of its liability under said SECTION 1, then, notwithstanding any other provision hereof to the contrary, the amount of such liability shall, without any further action by such Guarantor, any Credit Party, any Agent or any other Person, be automatically limited and reduced to the highest amount which is valid and enforceable and not subordinated to the claims of other creditors as determined in such action or proceeding.

          SECTION 9. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Agents or the other Credit Parties will have any duty to advise any of the Guarantors of information known to it or any of them regarding such circumstances or risks.

          SECTION 10. Termination: Release.

          (a) This Guaranty (a) shall terminate when (i) the Aggregate Commitments shall have expired or been terminated, (ii) the principal of and interest on each Loan and all fees and other Guaranteed Obligations (other than contingent indemnification obligations for which no claim has then been asserted) shall have been indefeasibly paid in full in cash, (iii) all Letters of Credit shall have (A) expired or terminated and have been reduced to zero, (B) been Cash Collateralized to the extent required by the Credit Agreement, or (C) been supported by another letter of credit in a manner reasonably satisfactory to the L/C Issuer and the Administrative Agent, and (iv) all L/C Obligations shall have been paid in full, and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligation is rescinded or must otherwise be restored by any Credit Party or any Guarantor upon the bankruptcy or reorganization of any Loan Party or otherwise.

          (b) A Guarantor shall automatically be released from its obligations hereunder upon the consummation of any transaction not prohibited by the Credit Agreement as a result of which such Guarantor ceases to be a Subsidiary; provided that each Lender that is required to consent to such transaction pursuant to the Credit Agreement has consented to such transaction. The Collateral Agent will, at such Guarantor’s expense, execute and deliver to such Guarantor such documents as such Guarantor may reasonably request to release such Guarantor from its obligations under this Agreement and each other applicable Loan Document, in each case in accordance with the terms of the Loan Documents (including, without limitation, Section 9.10 of the Credit Agreement).

          SECTION 11. Binding Effect; Assignments. Whenever in this Guaranty, any Guarantor is referred to, such reference shall be deemed to include the successors and assigns of such Guarantor, and all covenants, promises and agreements by or on behalf of such Guarantor that are contained in this Guaranty shall bind and inure to the benefit of such Guarantor and its successors and assigns. This Guaranty shall be binding upon each Guarantor and its successors and assigns, and shall inure to the benefit of the Agents and the other Credit Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such attempted assignment or transfer shall be void), except as expressly permitted by this Guaranty or the Credit Agreement. This Guaranty shall be construed as a separate agreement with respect to each Guarantor and may be amended, restated, amended and restated, supplemented, modified, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

          SECTION 12. Waivers; Amendment.

          (a) The rights, remedies, powers, privileges, and discretions of the Agents hereunder and under applicable Law (herein, the “Agents’ Rights and Remedies”) shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No delay or omission by the Agents in exercising or enforcing any of the Agents’ Rights and Remedies shall operate as, or constitute, a waiver, thereof. No waiver by the Agents of any Event of Default or of any default under any other agreement shall operate as a waiver of any other default hereunder or under any other agreement. No single or partial exercise of any of the Agents’ Rights or Remedies, and no express or implied agreement or transaction of whatever nature entered into between the Agents and any Person, at any time, shall preclude the other or further exercise of the Agents’ Rights and Remedies. No waiver by the Agents of any of the Agents’ Rights and Remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver. The Agents’ Rights and Remedies may be exercised at such time or times and in such order of preference as the Agents may determine. The Agents’ Rights and Remedies may be exercised without resort or regard to any other source of satisfaction of the Guaranteed Obligations. No waiver of any provisions of this Guaranty or any other Loan Document or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Guarantor in any case shall entitle such Guarantor or any other Guarantor to any other or further notice or demand in the same, similar or other circumstances.

(b) Neither this Guaranty nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into in accordance with Section 10.01 of the Credit Agreement.

          SECTION 13. Governing Law. THIS GUARANTY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

          SECTION 14. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein or in the Credit Agreement) be in writing and given as provided in Section 10.02 of the Credit Agreement, provided that communications and notices to the Guarantors may be delivered to the Borrower on behalf of each of the Guarantors.

          SECTION 15. Survival of Agreement; Severability.

          (a) This Guaranty and all covenants, agreements, indemnities, representations and warranties made by the Guarantors herein and in the certificates or other instruments delivered in connection with or pursuant to this Guaranty, the Credit Agreement or any other Loan Document (a) shall be considered to have been relied upon by the Agents and the other Credit Parties, (b) shall survive the execution and delivery of this Guaranty, the Credit Agreement and the other Loan Documents and the making of any Loans by the Lenders and the issuance of any Letters of Credit by the L/C Issuer, regardless of any investigation made by any Agent or any other Credit Party or on their behalf and notwithstanding that the Administrative Agent or such other Credit Party may have had notice or knowledge of any Default or Event of Default or incorrect representation or warranty at the time any credit is extended, (c) shall continue in full force and effect until such time as this Guaranty has been terminated or, with respect to any Guarantor that has been released from its obligations hereunder in accordance with the terms of this Guaranty and the Credit Agreement, such time as such Guarantor has been so released, in each case in accordance with SECTION 10 hereof, and (d) shall be reinstated to the extent required by SECTION 10 hereof.

          (b) Any provision of this Guaranty held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof, and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

          SECTION 16. Counterparts. This Guaranty may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single contract. This Guaranty and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or other electronic transmission (e.g., a “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Guaranty.

          SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 through 1.06 of the Credit Agreement shall be applicable to this Guaranty.

          SECTION 18. Jurisdiction; Waiver of Venue; Consent to Service of Process.

(a) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW

YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE GUARANTORS AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT ANY CREDIT PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

          (b) EACH OF THE GUARANTORS IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (A) OF THIS SECTION. EACH OF THE GUARANTORS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

          (C) EACH OF THE GUARANTORS IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14. NOTHING IN THIS GUARANTY WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          SECTION 19. Waiver of Jury Trial. EACH GUARANTOR AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH GUARANTOR AND EACH CREDIT PARTY (BY ITS ACCEPTANCE HEREOF) (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER

PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO (OR ACCEPT) THIS GUARANTY AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

[SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, each Guarantor has duly executed this Guaranty as of the day and year first above written.

GUARANTORS:	FOOT LOCKER RETAIL, INC.
TEAM EDITION APPAREL, INC.
FOOT LOCKER STORES, INC.
FOOT LOCKER SPECIALTY, INC.
ROBBY’S SPORTING GOODS, INC.
FOOT LOCKER CORPORATE SERVICES, INC.
FOOT LOCKER HOLDINGS, INC.
FOOT LOCKER SOURCING, INC.
FOOT LOCKER OPERATIONS, LLC
FL RETAIL OPERATIONS LLC
FL SPECIALTY OPERATIONS LLC
FL EUROPE HOLDINGS, INC.
FL CANADA HOLDINGS, INC.
FOOT LOCKER ASIA, INC.
FL CORPORATE NY, LLC
FL RETAIL NY, LLC
FL SPECIALTY NY, LLC
FOOT LOCKER CARD SERVICES LLC
as to each of the foregoing

By:

	Name:	John A. Maurer
	Title:	Vice President and Treasurer

Signature Page to Guaranty

EXHIBIT I

FORM OF CREDIT CARD NOTIFICATION

CREDIT CARD NOTIFICATION

PREPARE ON BORROWER/LOAN PARTY LETTERHEAD - ONE FOR EACH PROCESSOR

March __, 2009

To:	[Name and Address of Credit Card Processor]
(the “Processor”)

	Re:	Foot Locker, Inc.
Merchant Account Number:____________________

Dear Sir/Madam:

          FOOT LOCKER, INC., a New York corporation (the “Borrower”), has entered into various financing agreements with BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of certain other credit parties (the “Credit Parties”), pursuant to which the Collateral Agent and the other Credit Parties may from time to time make loans or furnish certain other financial accommodations to the Borrower. The Borrower’s obligations on account of such loans and financial accommodations are secured by, among other things, all credit card charges submitted by the Borrower to the Processor for processing and the amounts which the Processor owes to the Borrower on account thereof (the “Credit Card Proceeds”).

          Until the Processor receives written notification from the Collateral Agent that the interest of the Collateral Agent and the other Credit Parties in the Credit Card Proceeds has been terminated, all amounts as may become due from time to time from the Processor to the Borrower (including, without limitation, Credit Card Proceeds, payments from any reserve account or the like, or other payments) shall be transferred only as follows:

(a)	By ACH, Depository Transfer Check, or Electronic Depository Transfer to:

JPMorgan Chase Bank, N.A.
ABA#___________
Account Name: Foot Locker, Inc.
Account No.

or

1

(b)	As the Processor may be otherwise instructed from time to time in writing by an officer of the Collateral Agent.

          Upon the written request of the Collateral Agent, a copy of each periodic statement issued by the Processor to the Borrower should be provided to the Collateral Agent at the following address (which address may be changed upon seven (7) days’ written notice given to the Processor by the Collateral Agent):

Bank of America, N.A. 100 Federal Street, 9th Floor Boston, Massachusetts 02110 Attention: Christine Hutchinson Re: Foot Locker, Inc.

          The Processor shall be fully protected in acting on any order or direction by the Collateral Agent respecting the Credit Card Proceeds and other amounts without making any inquiry whatsoever as to the Collateral Agent’s right or authority to give such order or direction or as to the application of any payment made pursuant thereto. Nothing contained herein is intended to, nor shall it be deemed to, modify the rights and obligations of the Borrower and the Collateral Agent under the terms of the loan arrangement and the loan documents executed in connection therewith between, among others, the Borrower and the Collateral Agent.

          This Credit Card Notification may be amended only by the written agreement of the Processor, the Borrower and the Collateral Agent and may be terminated solely by written notice signed by an officer of the Collateral Agent. The Borrower shall not have any right to terminate this Credit Card Notification or, except as provided in this Credit Card Notification, amend it.

Very truly yours,

FOOT LOCKER, INC.

By:

Name:

Title:

cc:	Bank of America, N.A., as Collateral Agent

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EXHIBIT J

Form of Joinder Agreement

JOINDER AGREEMENT

          This JOINDER AGREEMENT (this “Joinder”) is made as of ________________, by and among:

________________________, a ________________________ (the “New [Borrower/Guarantor]”), with its principal executive offices at _______________________; and

          BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as administrative agent (in such capacity, the “Administrative Agent”) for its own benefit and the benefit of the other Lenders; and

          BANK OF AMERICA, N.A., a national banking association with offices at 100 Federal Street, 9th Floor, Boston, Massachusetts 02110, as collateral agent (in such capacity, the “Collateral Agent”) for its own benefit and the benefit of the other Credit Parties;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

W I T N E S S E T H:

          A. Reference is made to that certain Credit Agreement, dated as of March__, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, (i) Foot Locker, Inc., a New York corporation (the “Existing Borrower”), (ii) the Guarantors from time to time party thereto (the “Existing Guarantors”), (iii) the Lenders from time to time party thereto, and (iv) Bank of America, N.A., as Administrative Agent, Collateral Agent, L/C Issuer, and Swing Line Lender. Capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

          B. The New [Borrower/Guarantor] desires to become a party to, and be bound by the terms of, the Credit Agreement and the other Loan Documents in the same capacity and to the same extent as the Existing [Borrower/Guarantors] thereunder.

          C. Pursuant to the terms of the Credit Agreement, in order for the New [Borrower/Guarantor] to become party to the Credit Agreement and the other Loan Documents

1

as provided herein, the New [Borrower/Guarantor] and the Existing Borrower and Existing Guarantors are required to execute this Joinder.

          NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.

Joinder and Assumption of Obligations. Effective as of the date of this Joinder, the New [Borrower/Guarantor] hereby acknowledges that the New [Borrower/Guarantor] has received and reviewed a copy of the Credit Agreement and the other Loan Documents, and hereby:

(a)

joins in the execution of, and becomes a party to, the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents as a [Borrower/Guarantor] thereunder, as indicated with its signature below;

(b)

covenants and agrees to be bound by all covenants, agreements, liabilities and acknowledgments of a [Borrower/Guarantor] under the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents as of the date hereof (other than covenants, agreements, liabilities and acknowledgments that relate solely to an earlier date), in each case, with the same force and effect as if such New [Borrower/Guarantor] was a signatory to the Credit Agreement[, the Facility Guaranty] and the other Loan Documents and was expressly named as a [Borrower/Guarantor] (and, in the case of the Security Agreement, a Pledgor) therein;

(c)

makes all representations, warranties, and other statements of a Borrower/Guarantor] under the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents, as of the date hereof (other than representations, warranties and other statements that relate solely to an earlier date), in each case, with the same force and effect as if such New [Borrower/Guarantor] was a signatory to the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents and was expressly named as a [Borrower/Guarantor] (and, in the case of the Security Agreement, a Pledgor) therein; and

(d)

assumes and agrees to perform all applicable duties and obligations of the Existing [Borrower/Guarantors] under the Credit Agreement, the Security Agreement[, the Facility Guaranty] and the other Loan Documents.

2.

Grant of Security Interest. Without limiting the generality of Section 1 hereof, the New [Borrower/Guarantor] hereby grants and pledges to the Collateral Agent, as collateral security for the full, prompt and complete payment and performance when due (whether

2

at stated maturity, by acceleration or otherwise) of the Secured Obligations (as defined in the Security Agreement), a Lien on and security interest in, all of its right, title and interest in, to and under the Pledged Collateral (as defined in the Security Agreement) and expressly assumes all obligations and liabilities of a [Borrower/Guarantor] and “Pledgor” thereunder. The New [Borrower/Guarantor] hereby authorizes the Collateral Agent to file financing statements describing the Pledged Collateral (as defined in the Security Agreement) as “all assets of the debtor, wherever located, whether now owned or hereafter acquired or arising,” or words of similar import.

3.

[Guaranty. Without limiting the generality of Section 1 hereof, the New Guarantor (i) joins in the execution of, and becomes a party to, the Facility Guaranty, (ii) irrevocably and unconditionally guarantees the due and punctual payment when due (whether by stated maturity, by acceleration or otherwise) and performance by the Borrower of all Obligations, (iii) acknowledges and agrees that the New Guarantor is jointly and severally liable for all Obligations, and (iv) agrees that the New Guarantor shall, for all purposes, be deemed to be a “Guarantor”, jointly and severally with all other Guarantors under the Facility Guaranty.][1]

4.

Supplemental Schedules. To the extent that any representations, warranties, and covenants of the New [Borrower/Guarantor] require any amendments to the schedules to the Credit Agreement, the Security Agreement or any of the other Loan Documents, such schedules are hereby updated, as evidenced by any supplemental schedules (if any) annexed to this Joinder.

5.

Conditions Precedent to Effectiveness. This Joinder shall not be effective until each of the following conditions precedent has been fulfilled to the reasonable satisfaction of the Administrative Agent:

	(a)	This Joinder shall have been duly executed and delivered by the respective parties hereto, and shall be in full force and effect.

(b)

All action on the part of the New [Borrower/Guarantor] necessary for the valid execution, delivery and performance by the New [Borrower/Guarantor] of this Joinder and all other documentation, instruments, and agreements to be executed in connection herewith shall have been duly and effectively taken and evidence thereof reasonably satisfactory to the Administrative Agent shall have been provided to the Administrative Agent.

	(c)	The New [Borrower/Guarantor] shall each have delivered the following to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent:

1 To be included with respect to joinder of New Guarantors only.

3

(i)

Copies of the New [Borrower’s/Guarantor’s] Organization Documents and such other documents and certifications as the Administrative Agent may reasonably require to evidence that the New [Borrower/Guarantor] is duly organized or formed.

(ii)

Certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the New [Borrower/Guarantor] evidencing (A) the authority of the New [Borrower/Guarantor] to enter into this Joinder and the other Loan Documents to which New [Borrower/Guarantor] is a party or is to be a party and (B) the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Joinder and the other Loan Documents to which New [Borrower/Guarantor] is a party or is to be a party.

	(iii)	Certificate of Legal Existence and Good Standing issued by the Secretary of the State of the New [Borrower’s/Guarantor’s] incorporation or organization.

(iv)

Certificates of Foreign Qualification, or similar certification evidencing the New [Borrower’s/Guarantor’s] qualification to engage in business, in either case issued by the Secretary of State of each jurisdiction where the New [Borrower’s/Guarantor’s] ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to so qualify in such jurisdiction could not reasonably be expected to have a Material Adverse Effect.

	(v)	A Due Diligence Certificate.

	(vi)	[Joinders to the Notes, as applicable].

	(vii)	[Joinders to the Fee Letter].

(d)

Upon the request of the Administrative Agent in its sole discretion, the Administrative Agent shall have received a written legal opinion of the New [Borrower’s/Guarantor’s] counsel, addressed to the Administrative Agent, the Collateral Agent and the other Credit Parties, covering such matters relating to the New [Borrower/Guarantor], the Loan Documents and/or the transactions contemplated thereby as the Administrative Agent may reasonably request in accordance with Section 6.12 of the Credit Agreement.

(e)

To the extent required by the Loan Documents, the Collateral Agent shall have received all documents and instruments, including UCC financing statements and Blocked Account Agreements, required by applicable Law or reasonably

4

requested by the Administrative Agent or the Collateral Agent to create or perfect the Lien intended to be created under the Security Documents and all such documents and instruments shall have been so filed, registered or recorded to the satisfaction of the Administrative Agent.

(f)

The New [Borrower/Guarantor] shall have paid in full all reasonable fees and expenses incurred by the Agents (including, without limitation, the reasonable fees and expenses of counsel to the Agents) in connection with the preparation, negotiation, execution and delivery of this Joinder and related documents.

6.	Miscellaneous.

(a)

This Joinder may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument.

(b)

This Joinder and the other Loan Documents and instruments referred to herein express the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof.

(c)

Any determination that any provision of this Joinder or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Joinder.

(d)

The New [Borrower/Guarantor] warrants and represents that the New [Borrower/Guarantor] is not relying on any representations or warranties of the Administrative Agent, the Collateral Agent or the other Credit Parties or their counsel in entering into this Joinder.

(e)

THIS JOINDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCEPT FOR THE CONFLICT OF LAWS RULES THEREOF, BUT INCLUDING GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

[SIGNATURE PAGES FOLLOW]

5

          IN WITNESS WHEREOF, each of the undersigned has caused this Joinder to be duly executed and delivered by its proper and duly authorized officer as of the date set forth below.

NEW [BORROWER/GUARANTOR]:

[______________________________]

By:

Name:

Title:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title:

COLLATERAL AGENT:

BANK OF AMERICA, N.A.

By:

Name:

Title:

Signature Page to Joinder Agreement

Supplemental Schedules to Loan Documents

[see attached]

Joinder Agreement